CONFORMED COPY

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)


                              THE BANK OF NEW YORK
               ---------------------------------------------------
               (Exact name of trustee as specified in its charter)


              New York                                         13-5160382
      ----------------------------                         -------------------
        (State of incorporation                             (I.R.S. employer
      if not a U.S. national bank)                         identification no.)

     48 Wall Street, New York, N.Y.                              10286
- ----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip code)


                        INTERVEST CORPORATION OF NEW YORK
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


              New York                                         13-3415815
   -------------------------------                         -------------------
   (State or other jurisdiction of                          (I.R.S. employer
    incorporation or organization)                         identification no.)

       10 Rockefeller Plaza
            Suite 1015
         New York, New York                                     10020-1903
- ----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip code)

                              --------------------

     Series / / Registered Floating Rate Redeemable Subordinated Debentures
                       (Title of the indenture securities)

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1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

- --------------------------------------------------------------------------------
              Name                                      Address
- --------------------------------------------------------------------------------

Superintendent of Banks of the State          2 Rector Street, New York,
of New York                                   N.Y. 10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York              33 Liberty Plaza, New York,
                                              N.Y. 10045

Federal Deposit Insurance Corporation         Washington, D.C. 20429

New York Clearing House Association           New York, New York

(B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

Yes.

2. AFFILIATIONS WITH OBLIGOR.

IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None. (See Note on page 3.)

16. LIST OF EXHIBITS.

EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

l. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)


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6.  The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

7. A copy of the latest report of condition of the Trustee polished pursuant to law or to the requirements of its supervising or examining authority.

                                      NOTE

     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of March, 1996.


                                        THE BANK OF NEW YORK


                                        By: /s/   PAUL J. SCHMALZEL
                                            ------------------------------------
                                            Name: PAUL J. SCHMALZEL
                                            Title: ASSISTANT TREASURER


Q:\USER\TEW\INTERBAN\FORMT-1.WPD
April 5, 1996